Exhibit 99.1

Introduction Patricia Murphy Vice IBM President, Investor Relations 2

Agenda Thursday, March 8 10–11:30 am Q&A Ginni Rometty James Kavanaugh Introduction Patricia Murphy Vice President, Investor Relations IBM Strategic Overview Ginni Rometty Chairman, President and CEO IBM Financial Discussion James Kavanaugh Senior Vice President and Chief Financial Officer IBM With several senior leaders 3

Forward looking statements and non-GAAP information Certain comments made in this presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the company’s current assumptions regarding future business and financial performance. Those statements by their nature address matters that are uncertain to different degrees. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company’s filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. Any forward-looking statement made during this presentation speaks only as of the date on which it is made. The company assumes no obligation to update or revise any forward-looking statements. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s financial results and other financial information, as determined by generally accepted accounting principles (GAAP), these materials contain certain non-GAAP financial measures. The rationale for management’s use of this non-GAAP information is included on pages 26, 27 and 68 of the company's 2017 Annual Report, which is Exhibit 13 to the Form 10-K submitted with the SEC on February 27, 2018. For reconciliation of these non-GAAP financial measures to GAAP please refer to the company's 2017 Annual Report. For other information, please refer to the Company’s 2017 Annual Report and Exhibit 99.1 to the company’s Form 8-K dated March 8, 2018. 4

Strategic Overview Ginni Rometty Chairman, IBM President and CEO 5

Financial Discussion James Kavanaugh Senior Vice President and Chief IBM Financial Officer 6

IBM 2018 Investor Briefing Our differentiated value proposition is driven by innovative technology, industry expertise, trust and security — delivered through an integrated model IBM is repositioned to lead in high value segments of enterprise IT IBM’s value is driven through building new platforms and solutions while modernizing our enduring platforms IBM’s differentiation results in high value business mix and attractive financial returns 7

We are a high value profitable business positioned to deliver value to our clients and our shareholders 2017 $79B 47% Revenue Operating Gross Profit Margin $13B $6 17% Free Cash Flow Annualized Dividend per Share Return on Invested Capital Top quartile of S&P 500 Note 1,2,3 8 High Value and Financial Returns Integrated Model Trust and Security Industry Expertise Innovative Technology

We have increased investments in key emerging high value segments while continuing to return capital to shareholders 2015-2017 2012-2014 ~$17B Research and Development • • • AI market leadership with Watson Expanding security capability Modernizing systems portfolio Returned Returned to shareholders via share repurchase and Returned • Developing blockchain capability dividends • World’s first 50-qubit quantum computer Invested in R&D, Capital and Acquisitions ~$11B Capital • • IBM Cloud Single Architecture 58 Cloud data centers support clients Invested Invested ~40% 57% Expense across ~140 countries 8 Cloud availability zones • Cumulative Investment Over last 6 years $71B ~$10B Acquisition Spend • Platforms, data / AI and Cognitive Solutions Building domain and industry capabilities $37B Invested in last 3 years $62B • $47B • Scaling new market segments $34B $25B Leverage partnerships and ecosystems to extend reach Note 4, 5 9 $13B 2012 2013 2014 2015 2016 2017

We have increased investments in key emerging high value segments while continuing to return capital to shareholders $13B $25B $34B $47B $62B $71B 2012 2013 2014 2015 2016 2017 2012-2014 2015-2017 • AI market leadership with Watson • Expanding security capability • Modernizing systems portfolio • Developing blockchain capability • World’s first 50-qubit quantum computer • Platforms, data / AI and Cognitive Solutions • Building domain and industry capabilities • Scaling new market segments • IBM Cloud Single Architecture • 58 Cloud data centers support clients across ~140 countries • 8 Cloud availability zones $37B Invested in last 3 years Returned Invested Returned Invested Returned to shareholders via share repurchase and dividends Invested in R&D, Capital and Acquisitions ~$17B Research and Development ~$11B Capital Expense ~$10B Acquisition Spend Note 4, 5 Leverage partnerships and ecosystems to extend reach

Our increased investments and portfolio actions have driven a fundamentally different business mix 2007 2014 2017 Software 20% 28% 31% 75% 87% 90% 55% Services 59% 59% Hardware & IGF 25% 13% 10% 47% Annuity Mix 42% Gross Profit % 58% Annuity Mix 51% Operating Gross Profit % $34B Investments prior 3 years 61% Annuity Mix 47% Operating Gross Profit % $37B Investments last 3 years 27% Strategic Imperatives revenue mix 46% Strategic Imperatives revenue mix Note 4, 6 10 REVENUE MIX

… while building new business models 2007 2014 2017 2017 Cognitive Solutions Software 20% 28% 31% 75% Technology Services & 87% 90% 43% 55% Services Cloud Platforms 59% 59% Global Business Services 21% Hardware & IGF 25% 13% 13% 10% Systems & IGF 47% Annuity Mix 42% Gross Profit % 58% Annuity Mix 51% Operating Gross Profit % $34B Investments prior 3 years 61% Annuity Mix 47% Operating Gross Profit % $37B Investments last 3 years $37B Strategic Imperatives revenue in 2017 11% Strategic Imperatives revenue growth in 2017 22% of IBM revenue in Cloud $10.3B as a Service Exit Run-Rate 27% Strategic Imperatives revenue mix 46% Strategic Imperatives revenue mix Note 4, 6 11 REVENUE MIX 23%

We have redesigned our operating model and changed the way we work Streamlined Management System Improve speed and responsiveness to clients Scaling agile and new ways of working Strengthen capacity for rapid innovation Reduction in layers 35% -50% of employees are new in last 5 years 30% Improvement in decision rights alignment 7M Sq. ft. converted to innovation workspace 60% Improvement to DevOps throughout 1 Enterprise data architecture on the IBM Cloud 25% Decrease in quote to cash time cycle 12

IBM has made bold changes to reposition for the future Repositioned For The Future + Invested in key emerging high value segments and rebuilt innovation pipeline Portfolio actions have driven a fundamentally different business mix Built new business models for the new IT era Remixed skills and implemented new ways of working + + + $37B Invested in R&D, capital expenditures, and acquisitions over last 3 years #1 AI platform for business, #1 Blockchain, #1 Quantum… 34 Companies acquired in last 3 years $17B Cloud revenue and $10.3B as a Service exit run-rate in 2017 $7B of annual revenue divested in last 5 years ~50% of employees are new in last 5 years 13

… building on our enterprise leadership and integrated model Repositioned For The Future IBM Differentiation + + + Invested in key emerging high value segments and rebuilt innovation pipeline Portfolio actions have driven a fundamentally different business mix Built new business models for the new IT era Remixed skills and implemented new ways of working Innovative technology enables market leadership Leverage industry expertise to provide integrated industry solutions Trust and security with deep client relationships Delivered through an integrated model + + + + + $37B Invested in R&D, capital expenditures, and acquisitions over last 3 years #1 AI platform for business, #1 Blockchain, #1 Quantum… #1 in Enterprise IT 80% of 2017 revenue from clients buying cross-IBM solutions 34 Companies acquired in last 3 years $17B Cloud revenue and $10.3B 95% of Fortune 500 are IBM clients ~60% Annuity mix in 2017, as a Service exit run-rate in 2017 up 14pts over past decade $7B of annual revenue divested in last 5 years ~50% of employees are new in last 5 years ~70% of world’s business data managed …responsibly 17% Return On Invested Capital in 2017, top quartile S&P 500 Note 3 14

IBM leverages innovation and expertise to build new platforms and solutions while modernizing our enduring platforms Integrated Model Value Drivers 1. Integrated model and trusted client relationships 2. First mover in the most promising, emerging technologies 3. Unique ability to provide integrated industry solutions 4. Leading market position in high value segments 5. Strong R&D track record through multiple technology eras 6. Deep expertise with unrivaled global customer base 15 High Value and Financial Returns Trust and Security Industry Expertise Innovative Technology

1. IBM’s integrated model and trusted client relationships provide competitive advantage Note 7 Integrated IBM Model… Health Financial Services IoT Security … Go To Market + Ecosystem Systems - Infrastructure Software - Services and Services Industry and Integrated Solutions ...Drives Value for Clients and IBM 95% of Fortune 500 are IBM clients 90% of Top 100 clients purchased cross-IBM solutions Consistent Wallet share in Top 100 clients Higher total shareholder return for Top 100 clients compared to S&P Global 1200 ~30pts … Leveraging our IBM Cloud + 10 of the top 10 banks… + 9 of the top 10 retailers… + 8 of top 10 airlines… … are Cloud as a Service Clients

2. IBM is a first mover in the most promising, emerging technologies e.g. IBM Blockchain Disrupting Multiple Markets e.g. $2T Global Payment & $1.8T Global Supply Chain by 2020 Value Drivers + Industry’s first enterprise-grade blockchain platform for permissioned networks + Leverages IBM Z and pervasive encryption for security and scalability + Digital transformation for blockchain with IBM Services industry and process expertise + Built on open ecosystem for commercial networks and developer innovation #1 Enterprise Blockchain partner >1,500 Blockchain professionals 35 Active networks ~5M Lines of Hyperledger code contributed ~4,000 Hyperledger developers > 400 Client Projects Global Trade IBM Food Trust +21 more +10 more Universal Payments + 8 more IBM Integrated Model Monetized through platform usage and high value services and solutions Blockchain Ecosystem Blockchain Solutions Build - Operate - Lead IBM Blockchain Platform on the IBM Cloud and Mainframe GBS Blockchain Services Trade Finance

3. IBM has the unique ability to provide integrated industry solutions e.g. IBM Watson Health GBS Consulting Services ~$360B of Health Total Addressable Market Opportunity by 2020 Value Drivers + Leveraging the IBM Cloud designed for Health (HIPAA / GxP) + 80+ Watson AI Services specifically built for health + Industry-specific strategic consulting + Largest set of clinical and claims data in the private sector + 30+ years of healthcare information experience 13K Clients and partners 210M Clinical and claims data records, 45% refreshed quarterly >40 Peer-reviewed publications for cognitive offerings >115K People helped by cognitive offerings 155 Hospital and health organization deployments 13 Cancers on which Watson is trained

1. IBM’s integrated model and trusted client relationships provide competitive advantage ...Drives Value for Clients and IBM Integrated IBM Model… 95% of Fortune 500 are IBM clients 90% of Top 100 clients purchased cross-IBM solutions Industry and Integrated Solutions Consistent Wallet share in Top 100 clients ~30pts Higher total shareholder return for Top 100 clients compared to S&P Global 1200 Data: … Leveraging our IBM Cloud + + + 10 of the top 10 banks… 9 of the top 10 retailers… 8 of top 10 airlines… … are Cloud as a Service Clients Note 7 16 Health FinancialIoT Security … Services Watson on IBM Cloud Public, Private and Hybrid Go To Market + Ecosystem Infrastructure and Services Systems - Software - Services

2. IBM is a first mover in the most promising, emerging technologies e.g. IBM Blockchain Disrupting Multiple Markets e.g. $2T Global Payment & $1.8T Global Supply Chain by 2020 Value Drivers + + + Industry’s first enterprise-grade blockchain platform for permissioned networks Leverages IBM Z and pervasive encryption for security and scalability Digital transformation for blockchain with IBM Services industry and process expertise + Built on open ecosystem for commercial networks and developer innovation #1 Enterprise Blockchain partner > 400 Client Projects ~5M Lines of Hyperledger code contributed Global Trade +21 more >1,500 Blockchain professionals ~4,000 Hyperledger developers IBM Food Trust +10 more 35 Active networks Universal Payments + 8 more Trade Finance 17 GBS Blockchain Services IBM Integrated Model Monetized through platform usage and high value services and solutions IBM Blockchain Platform on the IBM Cloud and Mainframe Blockchain Solutions Build - Operate - Lead Blockchain Ecosystem

3. IBM has the unique ability to provide integrated industry solutions e.g. IBM Watson Health ~$360B of Health Total Addressable Market Opportunity by 2020 Value Drivers + + + Leveraging the IBM Cloud designed for Health (HIPAA / GxP) 80+ Watson AI Services specifically built for health Industry-specific strategic consulting + + Largest set of clinical and claims data in the private sector 30+ years of healthcare information experience 13K Clients and partners >115K People helped by cognitive offerings 210M Clinical and claims data records, 45% refreshed quarterly 155 Hospital and health organization deployments 13 Cancers on which Watson is trained >40 Peer-reviewed publications for cognitive offerings 18 GBS Consulting Services IBM Integrated Model Multiple monetization models: pay for value based Care y and ProcessHIPAA - GxP - GD er VERTICAL SOLUTIONS Oncology & Genomics Life Sciences Health and Human Services Imaging Value-Industr Speciali zation PR Enterpri Cognitiv se ScaleWatson on e Platform IBM Cloud Built for Security Data Public - Private - Partn

4. IBM has a leading market position in several high value segments e.g. IBM Security ~$120B of Security Total Addressable Market Opportunity by 2020 Value Drivers + + + Industry’s largest integrated product and services business Digital immune system for compliance and threat protection Industry leading AI and orchestration for insight and automation #1 Enterprise security vendor $3B IBM Security revenue in 2017 >8,000 54% Subject matter experts Revenue growth in 2017 * ~3,700 Patents granted ~60B Events monitored per day * Revenue Y/Y% @CC 19 GBS Consulting Services Managed Security Services >15,000 Security clients >6,000 Security clients utilizing AI IBM Integrated Model Monetized through high value software and services DRIVE COMPLIANCE - STOP THREATS - PROTECT CRITICAL ASSETS IBM Cloud, Mainframe Pervasive Encryption Cognitive Security Solutions Advanced Fraud Protection Identity and Access management Data and App Security Infrastructure Security Mainframe and Endpoint Threat Intelligence Cloud, Mobile and IoT Security

5. IBM has a strong R&D track record through multiple technology eras e.g. IBM Z Continuous Reinvention of Enduring Platforms for Business Workload as measured by installed Million Instructions Per Second (MIPS) IBM Z Value Drivers + + + Industry first pervasive encryption capabilities Open and connected to public and private cloud environments Optimized for machine learning and real time insights + + Transparent and predictable container pricing for new workloads Unmatched reliability, security, and availability >50% in emerging workloads 92 of top 100 banks in the world >3.5x installed MIPS versus 10yrs ago 10 of 10 largest insurers in the world >50% of installed MIPS in emerging workloads Standard workloads 30B >50% Transactions processed per day Strategic Imperatives revenue mix 20072008 20092010 2011 2012 2013 20142015 2016 2017 ~$7T Annual credit card payments Monetized through high value hardware, software and services 20

6. IBM has deep expertise with unrivaled global customer base e.g. IBM Services [GTS + GBS] Stable Outsourcing Backlog moving clients to the future GTS + GBS Outsourcing Value Drivers + + + Market leader with 2x the share of nearest competitor Expertise and innovation-based leadership Global scale with extensive capabilities and world-class delivery Outsourcing Backlog 79B + + Infusing AI and automation into service delivery Dedicated IBM Research team and labs #1 Outsourcing provider in the world 30 pts higher outsourcing win rates with mainframe than without Leader in Gartner Magic Quadrant for data center outsourcing >40% of 2017 signings are Cloud Strategic Imperatives 40% Cloud 27% 5% >1,000 Clients on IBM Services Platform with Watson 1/3 of server incidents resolved with automation … 2007 2015 2016 2017 21 $74B $78B 35% $77B $ > >2

IBM’s differentiation results in high value and financial returns IBM Longer-Term Model Integrated Model High Value and Financial Returns Note 8, 9 22 Revenue Low single-digit growth Pre-Tax Income Mid single-digit growth Earnings Per Share High single-digit growth Free Cash Flow Realization >90% Trust and Security Industry Expertise Innovative Technology

Deliver pre-tax income dollar growth 23 Mid Single-Digit PTI Dollar Growth Mix and ScaleOperating Leverage ~2 pts of annual PTI dollar growth Deliver segment revenue models Scale efficiencies, net of as a Service mix ~3 pts of annual PTI dollar growth Expand services margins Drive enterprise productivity

IBM revenue model of low single-digit growth is driven by as a Service momentum Cognitive Solutions Technology Services and Cloud Platforms Mid-Single Digit PTI Dollar Growth Revenue Growth: + Scale new platforms and solutions Momentum in as a Service offerings Revenue Growth: + + Shift clients to cloud Capitalizing on new strategic emerging workloads Mid Single-Digit Low Single-Digit + Global Business Services Systems Revenue Growth: + Continue to shift to higher value offerings Infusing AI and analytics to Revenue Growth: + Optimize existing platforms for new workloads Low Single-Digit Stable Adjusting + Pre-Tax Income Dollars Note 8 24 differentiate for clients for Product Cycles Mix and Scale ~2pts

IBM revenue model of low single-digit growth is driven by as a Service momentum Mid-Single Digit PTI Dollar Growth Revenue Growth: Revenue Growth: solutions offerings workloads Cloud is accretive to Pre-Tax Income Dollars Note 8 25 Mix and Scale ~2pts Cognitive SolutionsTechnology Services and Cloud Platforms + Scale new platforms and + Shift clients to cloud + Capitalizing on new Mid Single-Digit rging Global Busin Revenue Growt ting platforms oads Low Single-Digit + Momentum in as a ServiceLow Single-Digit strategic eme as a Service Longer-Term Model ess ServEicxiet sRun Rate15% - 20%SGyroswtethms longer term model h:+GCroosnstinPuroeftiot %shift to hi+gh3eprts / year Revenue Growth:+ Optimize exis value offerings for new workl + Infusing AI and analytics to Stable Adjusting differentiate for clients for Product Cycles

Services deliver higher margin through AI differentiation and efficiencies Technology Services & Cloud Platforms ~ 50bps Margin Expansion Per Year Global Business Services ~ 50bps Margin Expansion Per Year Mid-Single Digit PTI Dollar Growth Productivity and Talent Optimization + Reduce layers and structure Productivity and Talent Optimization + Align skills to key growth areas + Rebalance workforce for critical skill needs + + Improve utilization and productivity Optimize delivery resource mix for value Infuse AI and Cognitive Automation Infuse AI and Cognitive Automation + Improve upon delivery efficiencies + Leverage IBM AI / Watson capabilities to improve delivery + + + Leverage IBM Services Delivery Platform with Watson Embed Agile Service Delivery approaches Utilize virtual reality tech services tools Shift to Standardized Delivery Models + IBM Cloud higher margin than traditional services Shift to High Value Offerings + Digital & iX + Cognitive capabilities Pre-Tax Income Dollars 26 Operating Leverage ~3pts Mix and Scale ~2pts

Enterprise productivity fuels investment and contributes to profit growth Spending Profile Initiatives Mid-Single Digit PTI Dollar Growth + Unlock new value through a cognitive enterprise support model Design end-to-end workflows across the enterprise Embed digitization and cognition in processes Productivity + + + Leverage a data-driven platform 2007 Pre-Tax Income Dollars 27 ~3pts gross savings, ~1pt net of investment ... 2014 2017 Spend to Revenue Operating Leverage ~3pts Mix and Scale ~2pts

IBM’s strong free cash flow and balance sheet provide financial flexibility Continue to invest for future + R&D to expand innovation pipeline + + Capital to build out Cloud and as a Service Acquisitions to strengthen IBM platforms and solutions Realization Investment Continue to return to shareholders + + + 70-80% of free cash flow returned to shareholders Continue dividend increases Continue share count reduction count reduction Note 9 28 Last 3 YearsLonger-Term Model Free Cash Flow 104% >90% Capital Expense~$11B Steady Acquisition Spend~$10B Strategically Aligned Dividends~$16B Annual Increase Share Repurchase~$12B Annual ~2% share

IBM is well positioned to grow and deliver longer-term financial model IBM Longer-Term Model + Our differentiated value proposition is driven by innovative technology, industry expertise, trust and security, delivered through an integrated model IBM is repositioned to lead in high value segments of enterprise IT + + IBM’s value is driven through building new platforms and solutions while modernizing our enduring platforms + IBM’s differentiation results in high value business mix and attractive financial returns Note 8, 9 29 Revenue Low single-digit growth Pre-Tax Income Mid single-digit growth Earnings Per Share High single-digit growth Free Cash Flow Realization >90%

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Notes Note 1 Gross Profit Margin and Free Cash Flow are non-GAAP measures. For additional information on these non-GAAP measures, please refer to slide 32. Note 2 Annualized Dividend equals most recent quarterly dividend per share multiply by four. Note 3 ROIC is based on GAAP from Continuing Operations and equals Net Operating Profits after Tax (adjusted for one-time tax reform charge) divided by the average sum of total debt and total stockholders’ equity. S&P 500 excludes financial services companies due to lack of comparability. Note 4 2012-2014 Investments adjusted for Capex and R&D relating to divestitures. Note 5 Acquisition Spend is based on Gross Purchase Price. Note 6 2014 and 2017 Gross Profit Margins are non-GAAP measures. For additional information on these non-GAAP measures, please refer to slide 32. Note 7 Total Shareholder Return is over last 6 years. Note 8 Currency rate fluctuations not factored into longer-term model revenue growth rates. Note 9 Free Cash Flow Realization equals Free Cash Flow divided by GAAP Net Income from Continuing Operations. 2017 FCF Realization adjusted for one-time tax reform charge. 31